UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 25, 2017

MURPHY USA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35914	46-2279221
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street, El Dorado, Arkansas	71730-5836
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 870-875-7600

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[   ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 8.01. Other Events

On April 25, 2017, Murphy Oil USA, Inc. (the “Issuer”) issued $300,000,000 aggregate principal amount of its 5.625% Senior Notes due 2027 (the “Notes”) pursuant to an indenture (the “Indenture), dated as of April 25, 2017, among the Issuer, Murphy USA Inc. (“Murphy USA”), as a guarantor, the other guarantors party thereto (together with the Issuer and Murphy USA, the “Murphy Parties”) and U.S. Bank National Association, as trustee.

The Notes bear interest at the rate of 5.625% per annum. Interest on the Notes is payable on May 1 and November 1 of each year, beginning November 1, 2017. The Notes will mature on May 1, 2027.

The Issuer may redeem the Notes, in whole or in part, at any time on and after May 1, 2022 at the redemption prices set forth in the Indenture, plus accrued and unpaid interest to the date of redemption. The Issuer may also redeem the Notes, in whole or in part, at any time prior to May 1, 2022 at a “make whole” redemption price as calculated under the Indenture, plus accrued and unpaid interest to the date of redemption. At any time prior to May 1, 2020, the Issuer is also entitled to redeem up to 35% of the aggregate principal amount of the Notes at a redemption price equal to 105.625% of the principal amount of the Notes redeemed, plus accrued and unpaid interest to the redemption date, with the net cash proceeds of certain equity offerings if at least 65% of the aggregate principal amount of the Notes remains outstanding immediately after such redemption and the redemption occurs within 90 days of the date of such equity offering.

The Indenture contains restrictive covenants that, among other things, limit or restrict the Issuer’s and Murphy USA’s ability (as well as the ability of the Restricted Subsidiaries (as defined in the Indenture)) to: incur, assume or guarantee additional indebtedness; make certain investments or pay dividends or distributions on its capital stock or purchase, redeem or retire capital stock or make certain other restricted payments; sell assets, including capital stock of the Restricted Subsidiaries; restrict dividends or other payments by Restricted Subsidiaries; create liens or use assets as security in other transactions; enter into transactions with affiliates; and enter into mergers and consolidations, or sell, convey, transfer, lease or otherwise dispose of all or substantially all of its property and assets. However, most of the covenants will be suspended during any period when both S&P Global Ratings and Moody’s Investors Service, Inc. assign the Notes an investment grade rating and no default has occurred and is continuing under the Indenture.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants in the Indenture, payment defaults or acceleration of other indebtedness, failure to pay certain judgments and certain events of bankruptcy and insolvency.

The Notes were offered and sold pursuant to an underwriting agreement (the “Underwriting Agreement”), dated as of April 20, 2017, among the Murphy Parties and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), under the Issuer’s automatic shelf registration statement, as amended (the “Registration Statement”), on Form S-3 (File No. 333-213416), including a prospectus dated August 31, 2016 and a prospectus supplement dated April 20, 2017. The Underwriting Agreement contains customary representations, warranties and covenants of the Murphy Parties, conditions to closing, indemnification obligations of the Murphy Parties and the Underwriters, and termination and other customary provisions.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Indenture, the form of the Notes and the Underwriting Agreement, each of which is incorporated by reference into the Registration Statement and is attached hereto as Exhibits 4.1, 4.2 and 1.1, respectively.

In addition, in connection with the offering of the Notes, Murphy USA is filing opinions of counsel addressing the validity of the Notes and the related guarantees. Such opinions are incorporated by reference into the Registration Statement and are attached hereto as Exhibits 5.1, 5.2, 5.3 and 5.4.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement dated as of April 20, 2017 among Murphy Oil USA, Inc., Murphy USA Inc., the guarantor parties named on Schedule 2 thereto and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

4.1	Indenture dated as of April 25, 2017 among Murphy Oil USA, Inc., Murphy USA Inc., as a guarantor, the other guarantors party thereto and U.S. National Bank Association, as trustee.
4.2	Form of 5.625% Notes due 2027 (included in Exhibit 4.1).
5.1	Opinion of Davis Polk & Wardwell LLP.
5.2	Opinion of Jackson Walker L.L.P. with respect to 864 Beverage, Inc.
5.3	Opinion of Andersen, Lauritsen & Brower with respect to 591 Beverage, Inc.
5.4	Opinion of Friday, Eldredge & Clark LLP with respect to El Dorado Properties LLC.
23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).
23.2	Consent of Jackson Walker L.L.P. (included in Exhibit 5.2).
23.3	Consent of Andersen, Lauritsen & Brower (included in Exhibit 5.3).
23.4	Consent of Friday, Eldredge & Clark LLP (included in Exhibit 5.4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY USA INC.

Date:	April 25, 2017	By:	/s/ Donald R. Smith, Jr.
			Name:	Donald R. Smith, Jr.
			Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of April 20, 2017 among Murphy Oil USA, Inc., Murphy USA Inc., the guarantor parties named on Schedule 2 thereto and J.P. Morgan Securities LLC, as representative of the several underwriters named therein.

4.1	Indenture dated as of April 25, 2017 among Murphy Oil USA, Inc., Murphy USA Inc., as a guarantor, the other guarantors party thereto and U.S. National Bank Association, as trustee.

4.2	Form of 5.625% Notes due 2027 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

5.2	Opinion of Jackson Walker L.L.P. with respect to 864 Beverage, Inc.

5.3	Opinion of Andersen, Lauritsen & Brower with respect to 591 Beverage, Inc.

5.4	Opinion of Friday, Eldredge & Clark LLP with respect to El Dorado Properties LLC.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

23.2	Consent of Jackson Walker L.L.P. (included in Exhibit 5.2).

23.3	Consent of Andersen, Lauritsen & Brower (included in Exhibit 5.3).

23.4	Consent of Friday, Eldredge & Clark LLP (included in Exhibit 5.4).